As filed with the Securities and Exchange Commission on February 5, 1999.

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                              FILE NUMBER 811-4173

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

[X]  Filed by the Registrant

[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                          JOHN HANCOCK INVESTORS TRUST
                (Name of Registrant as Specified in Its Charter)

                          JOHN HANCOCK INVESTORS TRUST
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (check the appropriate box):

[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) or Schedule 14A (sent by wire transmission).

[ ]  Fee paid previously with preliminary materials.

[X]  No fee required.

                          JOHN HANCOCK INVESTORS TRUST
                      JOHN HANCOCK INCOME SECURITIES TRUST
               101 Huntington Avenue, Boston, Massachusetts 02199

                   NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
                           To Be Held March 18, 1999

This is the formal agenda for each fund's shareholder meeting. It tells you what matters will be voted on and the time and place of the meetings, in case you want to attend in person.

To the Shareholders of John Hancock Investors Trust and John Hancock Income Securities Trust

A shareholder meeting for each fund will be held at 101 Huntington Avenue, Boston, Massachusetts, on Thursday, March 18, 1999 at 9:00 a.m., Eastern time, and shareholders of each fund will consider the following proposals:

         (1) To elect fifteen trustees to hold office until their respective successors have been duly elected and qualified.

         (2) To ratify the action taken by the trustees in selecting Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 1999.

         (3) To transact such other business as may properly come before the annual meeting or any adjournment of the meeting.

Your trustees recommend that you vote in favor of all proposals.

         Shareholders of record of each fund as of the close of business on January 21, 1999 are entitled to notice of and to vote at the fund's annual meeting and at any related follow-up meeting. The proxy statement and proxy card are being mailed to shareholders on or about February 5, 1999.


Whether or not you can attend the meeting, please complete and return the enclosed proxy in the accompanying envelope. No postage is necessary if mailed in the United States.

                                   By order of the boards of trustees,

                                   /s/Susan S. Newton
                                   ------------------
                                   Susan S. Newton
                                   Vice President and Secretary


February 5, 1999


P56PX 2/99
JHK-99

                          JOHN HANCOCK INVESTORS TRUST
                      JOHN HANCOCK INCOME SECURITIES TRUST
               101 Huntington Avenue, Boston, Massachusetts 02199

                                PROXY STATEMENT
                        Annual Meetings of Shareholders
                          To Be Held on March 18, 1999

This proxy statement contains the information you should know before voting on the proposals described in the notice. Each fund will furnish without charge a copy of its Annual Report to any shareholder upon request. If you would like a copy of your fund's Report, please send a written request to the funds at 101
Huntington Avenue, Boston, Massachusetts 02199 or call John Hancock Funds at 1-800-892-9552.

This proxy statement is being used by each fund's trustees to solicit proxies to be voted at the annual meeting of each fund's shareholders. The meetings will be held at 101 Huntington Avenue, Boston, Massachusetts, on Thursday, March 18, 1999 at 9:00 a.m., Eastern time.

If you sign the enclosed proxy card and return it in time to be voted at the annual meetings, your shares will be voted in accordance with your instructions. Signed proxies with no instructions will be voted FOR all proposals. If you want to revoke your proxy, you may do so before it is exercised at the meetings by filing a written notice of revocation with the fund at 101 Huntington Avenue, Boston, Massachusetts 02199, by returning a signed proxy with a later date before the meetings, or if attending the meeting of your fund and voting in person, by notifying your fund's secretary (without complying with any formalities) at any time before your proxy is voted.

Record Ownership

The trustees of each fund have fixed the close of business on January 21, 1999 as the record date to determine which shareholders are entitled to vote. Shareholders of each fund are entitled to one vote per share on all business of the annual meetings or any postponement of the meeting relating to their fund. On the record date, the following number of shares of beneficial interest of each fund were outstanding:

John Hancock Investors Trust.......................... 7,782,839
John Hancock Income Securities Trust..................10,626,698

The funds' management does not know of anyone who was the beneficial owner of more than 5% of a fund's outstanding shares on the record date. (Beneficial ownership means voting power and /or investment power, which includes the power to dispose of shares.)

Although the annual meetings of the funds are being held jointly and proxies are being solicited through the use of this joint proxy statement, shareholders of each fund will vote separately as to proposals affecting their fund.

                                   PROPOSAL I

                              ELECTION OF TRUSTEES

General

As of the date of this proxy, each nominee for election, except for Mr. Brown, currently serves as trustee of each fund. Using the enclosed proxy card, you may authorize the proxies to vote your shares for the nominees or may withhold from the proxies authority to vote your shares for one or more of the nominees. If you sign the proxy card, but do not give voting instructions, the proxies will vote FOR the nominees. Each nominee has consented to his or her nomination and has agreed to serve if elected. If, for any reason, any nominee should not be available for election or able to serve as a trustee, the proxies will exercise their voting power in favor of a substitute nominee, if any, that the funds' trustees may designate. The funds have no reason to believe that it will be necessary to designate a substitute nominee.

Information Concerning Nominees

The following table describes each nominee's position with the funds. The table also shows his or her principal occupation or employment during the past five years and the number of shares of beneficial interest of each fund beneficially owned by him or her, directly or indirectly, on the record date.




                                                                                    First Became
                                                                                     a Trustee
Name and Position                                                                 (Director prior            Number of
With the Funds                     Principal Occupation or Employment               to 1-1-85)             Shares (1)(2)
--------------                     ----------------------------------               ----------             -------------
Edward J. Boudreau, Jr.*     Chairman and Chief Executive Officer, John Hancock        1988                   100 (A)
(age 54)                     Advisers, Inc. (the "Adviser") and The Berkeley                                  100 (B)
Chairman, Nominee            Financial Group ("The Berkeley Group"); Chairman,
                             NM Capital Management Inc. ("NM Capital"),
                             Sovereign Asset Management Corporation ("SAMCorp")
                             and John Hancock Advisers  International Limited
                             ("Advisers International");   Director,   John
                             Hancock   Advisers   International (Ireland) Ltd.;
                             Chairman,  Chief Executive Officer and President,
                             John Hancock Funds, Inc. ("John Hancock Funds") and
                             First Signature Bank and Trust Company;  Director,
                             John Hancock Freedom Securities Corporation,  John
                             Hancock Insurance Agency, Inc.  ("Insurance
                             Agency,  Inc."), John Hancock Capital Corporation
                             and New  England/Canada  Business Council; Member,
                             Investment Company Institute Board of Governors;
                             Director, Asia Strategic Growth Fund, Inc.;
                             Director,  John Hancock Signature Services
                             ("Signature  Services")  (until January 1997); and
                             Trustee and Chairman of 68 funds managed by the
                             Adviser.


                                       2

                                                                                    First Became
                                                                                     a Trustee
Name and Position                                                                 (Director prior            Number of
With the Funds                     Principal Occupation or Employment               to 1-1-85)             Shares (1)(2)
--------------                     ----------------------------------               ----------             -------------

Dennis S. Aronowitz              Professor of Law, Emeritus, Boston University          1988                  100 (A)
(age 67)                         School of Law (as of 1996); Director, Brookline                              100 (B)
Trustee, Nominee                 Bankcorp; and Trustee of 33 funds managed by the
                                 Adviser.

Stephen L. Brown*                Chairman and Chief Executive Officer,                                          - (A)
(age 61)                         John Hancock Mutual Life Insurance Company;                                    - (B)
Nominee                          Director, the Adviser, John Hancock Funds, Insurance
                                 Agency, John Hancock Subsudiaries, Inc., The Berkeley
                                 Group, Federal Reserve Bank of Boston, Signature Services
                                 (until January 1997); Trustee, John Hancock Asset
                                 Management (until March 1997).

Richard P. Chapman, Jr.          Chairman, President and Chief Executive Officer,       1975                  100 (A)
(age 64)                         Brookline Bankcorp; Director, Lumber Insurance                               100 (B)
Trustee, Nominee                 Companies; Trustee, Northeastern University;
                                 Director, Depositors Insurance Fund, Inc.; and Trustee
                                 of 33 funds managed by the Adviser.

William J. Cosgrove              Vice President, Senior Banker and Senior Credit        1991                  100 (A)
(age 66)                         Officer, Citibank, N.A. (retired September, 1991);                           100 (B)
Trustee, Nominee                 Executive Vice President, Citadel Group
                                 Representative, Inc.; Trustee, the Hudson City
                                 Savings Bank (since 1995); and Trustee of 33 funds
                                 managed by the Adviser.

Douglas M. Costle                Director, Chairman of the Board and Distinguished      1996                    - (A)
(age 59)                         Senior Fellow, Institute for Sustainable                                       - (B)
Trustee, Nominee                 Communities, Montpelier, Vermont (since 1991);
                                 Dean,  Vermont  Law  School  (until  1991);
                                 Director,  Air  and  Water  Technologies
                                 Corporation  (environmental services and
                                 equipment) (until 1996),  Niagara Mohawk Power
                                 Company  (electric  services),  Conceptive
                                 Technologies (until 1997) and Mitretek Systems
                                 (governmental consulting services), Conversion
                                 Technologies, Inc. and Living Technologies,
                                 Inc.; and Trustee of 33 funds managed by the
                                 Adviser.

                                       3

                                                                                    First Became
                                                                                     a Trustee
Name and Position                                                                 (Director prior            Number of
With the Funds                     Principal Occupation or Employment               to 1-1-85)             Shares (1)(2)
--------------                     ----------------------------------               ----------             -------------

Leland O. Erdahl               Director of Uranium Resources Corporation, Hecla         1996                   - (A)
(age 70)                       Mining Company, Canyon Resources Corporation                                    - (B)
Trustee, Nominee               and Original Sixteen to One Mine, Inc. (from
                               1984-1987   and   1991-1998)   (management
                               consultant);  Director,  Freeport-McMoRan  Copper
                               & Gold,  Inc.  (until 1997);  Vice  President,
                               Chief  Financial  Officer and Director of Amax
                               Gold, Inc. (until 1998); and Trustee of 33 funds
                               managed by the Adviser.

Richard A. Farrell             President of Farrell,  Healer & Co., (venture            1996               1,700 (A)
(age 66)                       capital  management  firm) (since  1980);  prior to                        10,900 (B)
 Trustee, Nominee              1980, headed the venture capital group at Bank of
                               Boston Corporation; and Trustee of 33 funds managed
                               by the Adviser.

Gail D. Fosler                 Senior Vice President and Chief Economist, The           1994                  45 (A)
(age 51)                       Conference Board (nonprofit economic and business                              55 (B)
Trustee, Nominee               research); Director, Unisys Corporation and H.B. Fuller
                               Company; and Trustee of 33 funds managed by the Adviser.

William F. Glavin              President Emeritus, Babson College (as of 1997);         1996                   - (A)
(age 66)                       Vice Chairman, Xerox Corporation (until June                                    - (B)
Trustee, Nominee               1989); Director, Caldor Inc., Reebok, Inc. (since
                               1994) and Inco Ltd.; and Trustee of 33 funds managed by the Adviser.

Anne C. Hodsdon*               President, Chief Operating Officer and Director,         1996                 100 (A)
(age 45)                       the Adviser; Director and President, NM Capital                               100 (B)
Trustee, Nominee               and SAMCorp; Director, The Berkeley Group,
                               John Hancock  Funds,  Advisers  International,
                               John  Hancock  Advisers International (Ireland)
                               Ltd. and Insurance Agency, Inc.; Executive Vice
                               President,  the Adviser  (until  December  1994);
                               Director,  Signature Services  (until January
                               1997);  and Trustee and President of 68 funds
                               managed by the Adviser.


                                       4

                                                                                    First Became
                                                                                     a Trustee
Name and Position                                                                 (Director prior            Number of
With the Funds                     Principal Occupation or Employment               to 1-1-85)             Shares (1)(2)
--------------                     ----------------------------------               ----------             -------------

Dr. John A. Moore              President and Chief Executive Officer, Institute         1996                   - (A)
(age 60)                       for Evaluating Health Risks (nonprofit                                          - (B)
Trustee, Nominee               institution) (since September 1989); and Trustee of
                               33 funds managed by the Adviser.

Patti McGill Peterson          Executive Director, Council for International            1996                   - (A)
(age 55)                       Exchange of Scholars (since January 1998); Vice                                 - (B)
Trustee, Nominee               President, Institute of International Education
                               (since  January  1998);  Senior  Fellow,  Cornell
                               Institute  of Public Affairs (until December
                               1997);  President  Emerita of Wells College and
                               St. Lawrence  University;  Director,  Niagara
                               Mohawk Power Corporation; and Trustee of 33 funds
                               managed by the Adviser.

John W. Pratt                  Professor of Business Administration Emeritus,            1996                100 (A)
(age 67)                       Harvard University Graduate School of Business                                100 (B)
Trustee, Nominee               Administration (as of June 1998); and Trustee of 33
                               funds managed by the Adviser.

Richard S. Scipione*           General Counsel, John Hancock Mutual Life                 1985                  - (A)
(age 61)                       Insurance Company; Director, the Adviser, John                              1,673 (B)
Trustee, Nominee               Hancock Funds, Signator Investors, Inc., Insurance
                               Agency, Inc., John Hancock  Subsidiaries,  Inc.,
                               SAMCorp.,  NM Capital, The Berkeley Group, JH
                               Networking  Insurance  Agency,  Inc.,  Signature
                               Services  (until January 1997);  and Trustee of
                               68 funds managed by the Adviser.

(A)  John Hancock Investors Trust
(B)  John Hancock Income Securities Trust

 * "Interested person," as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of the funds and the Adviser.

(1) The information beneficial ownership is based on statements furnished to the funds by the nominees. Each of the officers and trustees has all voting and investment powers with respect to the shares indicated.
(2) As of January 6, 1999, the trustees and executive officers of John Hancock Investors Trust and John Hancock Income Securities Trust held, in the aggregate 2,356 and 13,243 shares, respectively, of the funds, in each case constituting less than one percent of the fund's outstanding shares on that date.

         Each board of trustees held four meetings during the fiscal year ended December 31, 1998. With respect to each fund, no trustee attended fewer than 75% of the aggregate of (1) the total number of meetings of the trustees of the fund; and (2) the total number of meetings held by all committees of the trustees on which they served.

         Each board of trustees has an Audit Committee. Throughout 1998, the Committee members were Messrs. Spellman, Chapman and Pratt. All members of each fund's Audit Committee are Independent Trustees who are not "interested persons." Each Audit Committee held four meetings during the fiscal year ended December 31, 1998. Each Audit Committee recommends to the full board auditors for the respective fund, oversees the audit of the respective funds, communicates with both the independent auditors and inside auditors on a regular basis, and provides a forum for the auditors to report and discuss any matters they deem appropriate at any time.

         Each board of trustees has a special nominating committee known as the Administration Committee. Throughout 1998, the Administration Committee members were Ms. Fosler, Ms. Peterson and Messrs. Aronowitz, Chapman, Cosgrove, Costle, Erdahl, Farrell, Glavin, Moore, Spellman and Pratt. All members of each fund's Administration Committee are Independent Trustees. Each Administration Committee held four meetings during the fiscal year ended December 31, 1998. Each Administration Committee nominates candidates to serve as trustees who are not "interested persons." Each Administration Committee also coordinates with trustees who are interested persons in the selection and election of officers of the respective fund. Each Committee will consider nominees recommended by shareholders to serve as trustees provided that the shareholders submit recommendations in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934.

         Each board of trustees has a Contracts/Operations Committee. Throughout 1998, the Contracts/Operations Committee members were Ms. Peterson and Messrs. Erdahl, Glavin and Moore. All members of each fund's Contracts/Operations Committee are Independent Trustees. Each Contracts/Operations Committee held four meetings during the fiscal year ended December 31, 1998. Each Contracts/Operations Committee oversees the initiation, operation and renewal of the various contracts between the respective fund and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer arrangements and arrangements with other service providers.

         Each board of trustees has a Investment Performance Committee. Throughout 1998, the Committee members were Ms. Fosler and Messrs. Aronowitz, Cosgrove, Costle and Farrell. All members of each fund's Investment Performance Committee are Independent Trustees. Each Investment Performance Committee held four meetings during the fiscal year ended December 31, 1998. Each Investment Performance Committee monitors and analyzes the performance of the respective funds generally, consults with the adviser as necessary if the respective fund is considered to require special attention, and reviews fund peer groups and other comparative standards as necessary.

Compliance With Section 16(a) Reporting Requirements

         Section 16(a) of the Securities Exchange Act of 1934 requires each fund's executive officers, trustees and persons who own more than ten percent of the fund's shares ("10% Shareholders") to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, trustees, and 10% Shareholders are required by SEC regulations to furnish the funds with copies of all Section 16(a) forms they file. Based solely on a review of the copies of these reports furnished to the funds and representations that no other reports were required to be filed, each fund believes that during the past fiscal year its executive officers, trustees and 10% Shareholders complied with all applicable Section 16(a) filing requirements.

Executive  Officers

         In addition to the Chairman (Mr. Boudreau) and the President (Ms. Hodsdon), the table below lists each fund's executive officers.



Name, Age, Position and Year
Became an Executive Officer
    With the Funds                   Principal Occupation During the Past Five Years
    --------------                   -----------------------------------------------
Osbert M. Hood                       Senior Vice President and Chief  Financial  Officer,
(age 46)                             each of the John Hancock funds, the Adviser, The Berkeley
Senior Vice President                Group and John Hancock Funds;  Vice President and Chief
and Chief Financial  Officer         Financial Officer, John Hancock Mutual Life Insurance Company,
1999                                 Retail Sector (until 1997).


Susan S. Newton                      Vice President and Secretary, each of the John Hancock funds; Vice
(age 49)                             President, the Adviser, John Hancock Funds, Signature Services and The
Vice President and Secretary         Berkeley Group.
1984

John Morin                           Vice President and Secretary of the Adviser, John Hancock Funds,
(age 48)                             Signature  Services and The Berkeley Group;  Secretary,  NM Capital and
Vice President                       SAMCorp.;  Clerk, Insurance Agency, Inc.; Counsel, John Hancock Mutual
1989                                 Life Insurance Company (until February 1996).

James J. Stokowski                   Vice President, Treasurer and Chief Accounting Officer, each of the John Hancock
(age 52)                             funds; and Vice President, the Adviser.
Vice President, Treasurer
and Chief Accounting Officer
1986

Thomas H. Connors                    Vice President, Assistant Secretary and Compliance Officer, each
(age 39)                             of the John Hancock funds; Vice President, the Adviser.
Vice President and
Compliance Officer
1996

Remuneration of Officers and Trustees

The following table provides information about the compensation paid by the funds and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services for the year ended December 31, 1998. The three non-independent trustees, Ms. Hodsdon and Messrs. Boudreau, Scipione, and each of the officers of the funds are interested persons of the Adviser, are compensated by the Adviser and/or its affiliates and receive no compensation from the funds for their services. Similarly, Mr. Brown will receive no compensation from the funds.




                                                                                           Total Compensation From the
                                         Aggregate Compensation                             Funds and Other Funds in
                                         ----------------------                            John Hancock Fund Complex
Independent Trustee        Investors Trust             Income Securities Trust                 (Total of 33 Funds)
-------------------        ---------------             -----------------------                 -------------------

Dennis S. Aronowitz             $759                             $790                                $72,000
Richard P. Chapman, Jr.          789                              822                                 75,100
William J. Cosgrove              759                              790                                 72,000
Douglas M. Costle                789                              822                                 75,100
Leland O. Erdahl                 759                              790                                 72,000
Richard A. Farrell               789                              822                                 75,100
Gail D. Fosler                   759                              790                                 72,000
William F. Glavin                759                              790                                 72,000
John A. Moore                    759                              790                                 72,000
Patti McGill Peterson            789                              822                                 75,100
John W. Pratt                    759                              790                                 72,000
Edward J. Spellman*              740                              771                                 70,350
                                 ---                              ---                                 ------
Totals                        $9,209                           $9,589                               $874,750

+ As of December 31, 1998, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Fund Complex for Mr. Chapman was $81,203, for Mr. Cosgrove was $182,174, for Mr. Glavin was $248,920 and for Dr. Moore was $166,978 under the John Hancock Deferred Compensation Plan for Independent Trustees ("the Plan"). Under the Plan, an Independent Trustee may elect to have his deferred fees invested by a fund in shares of one or more funds in the John Hancock Fund Complex, and the amount paid to the trustees under the Plan will be determined based upon the performance of such investments. Deferral of trustees' fees does not obligate any fund to retain the services of any trustee or obligate a fund to pay any particular level of compensation to the trustee.
* Mr. Spellman retired in December of 1998.


                                   PROPOSAL 2

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The trustees of each fund, including a majority of each fund's independent trustees, have selected Ernst & Young LLP to act as independent auditors for the respective fund for the fiscal year ending December 31, 1999. Ernst & Young LLP has advised the funds that it has no direct or indirect financial interest in either fund. This selection is subject to the approval of the shareholders of the respective funds at the annual meetings. The enclosed proxy cards provide space for instructions directing the proxies named on the card to vote for, against, or abstain from, ratifying that selection. A representative of Ernst & Young LLP is expected to be present at the annual meetings, will have the opportunity to make a statement if the representative desires to do so and will be available to respond to appropriate questions relating to the examination of the funds' financial statements.

         The boards of trustees, including each fund's independent trustees, unanimously recommend that you ratify the selection of Ernst & Young LLP as independent auditors of your funds.

                                 MISCELLANEOUS

Voting; Quorum; Adjournment

         The affirmative vote of the holders of a plurality of the shares of a fund present in person or represented by proxy at the annual meetings, assuming a majority of the outstanding shares of that fund is present, is required to elect the nominees as trustees of that fund. The adoption by the shareholders of a fund of proposal 2 requires the affirmative vote of the lesser of: (i) 67% or more of the shares of the fund present at the annual meetings, if the holders of more than 50% of that fund's shares are present or represented by proxy; or (ii) of more than 50% of the outstanding shares of that fund.

         Shares of each fund represented in person or by proxy (including shares which abstain or do not vote with respect to one or both of the proposals presented for shareholder approval) will be counted for purposes of determining whether a quorum of each fund is present at the annual meetings. Abstentions from voting will be treated as shares that are present and entitled to vote with respect to a proposal, but will not be counted as a vote in favor of that proposal. Accordingly, an abstention has no effect on the voting in determining whether proposal 1 has been adopted but has the same effect as a vote against proposal 2.

         Although both of the proposals in this proxy statement are considered routine matters on which brokers holding shares in "street name" may vote without instruction under the rules of the New York Stock Exchange, if a broker or nominee holding shares in "street name" nevertheless indicates on the proxy that it does not have discretionary authority to vote on a proposal, those shares will not be considered as present and entitled to vote as to that proposal. For this reason, a "broker non-vote" has no effect on the voting in determining whether proposal 1 has been adopted and has no effect on the voting in determining whether proposal 2 has been adopted pursuant to item (i) above, if the holders of more than 50% of the relevant fund's shares (excluding "broker non-votes") are present or represented by proxy. However, with respect to determining whether proposal 2 has been adopted pursuant to item (ii) above, because shares represented by a "broker non-vote" are considered outstanding shares, a "broker non-vote" has the same effect as a vote against that proposal.

         If at the time any session of the annual meetings is called to order a quorum of a fund's shareholders is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn that fund's annual meeting to a later date. In the event that a quorum of a fund's shareholders is present but sufficient votes in favor of proposal 2 or for the nominees set forth in proposal 1 have not been received from that fund's shareholders, the persons named as proxies may propose one or more adjournments of that fund's annual meeting to permit further solicitation of proxies on that proposal. Any adjournment will require the affirmative vote of a majority of the shares of the affected fund present in person or by proxy at the session of the annual meetings to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any proposal in favor of an adjournment, and will vote those proxies required to be voted against any proposal against an adjournment. A shareholder vote may be taken on one or both of the proposals prior to adjournment, if sufficient votes for the proposal's approval have been received and it is otherwise appropriate.

Expenses and Methods of Solicitation

         The costs of the annual meetings, including the solicitation of proxies, will be paid by the respective funds. Persons holding shares as nominees will be reimbursed by the relevant fund, upon request, for their reasonable expenses in sending soliciting material to the principals of the accounts. In addition to the solicitation of proxies by mail, trustees, officers and employees of the funds or of the Adviser may solicit proxies in person or by telephone. The Adviser, 101 Huntington Avenue, Boston, Massachusetts 02199-7603 serves as each fund's investment adviser and administrator.


                                 OTHER MATTERS

         The management of the funds knows of no business to be brought before the annual meetings except as described above. If, however, any other matters were properly to come before the annual meetings, the persons named on the proxy card intend to vote on those matters in accordance with their best judgment. If any shareholder desires additional information about the matters proposed for action, the management of the funds will provide further information.

         Each fund's annual meeting is scheduled as a joint meeting of the shareholders of both funds because the shareholders of the funds are expected to consider and vote on similar matters. The boards of trustees of the funds have determined that the use of this joint proxy statement for the annual meetings is in the best interest of each fund's shareholders. In the event that any shareholder present at the annual meetings objects to the holding of a joint meeting and moves for an adjournment of the annual meeting with respect to his or her fund to a time immediately after the annual meetings so that his or her fund's meeting may be held separately, the persons named as proxies will vote in favor of that adjournment.

         The shareholders of each fund will vote separately on each proposal, and voting by shareholders of one fund will have no effect on the out come of voting by shareholders of the other fund.


                             SHAREHOLDER PROPOSALS

         Proposals of shareholders intended to be presented at a fund's annual meeting in 2000 must be received by that fund at its offices at 101 Huntington Avenue, Boston, Massachusetts, no later than October 8, 1999 for inclusion in that fund's proxy statement relating to that meeting.

               IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

                                    JOHN HANCOCK INVESTORS TRUST
                                    JOHN HANCOCK INCOME SECURITIES TRUST

Boston, Massachusetts
February 5, 1999

                          John Hancock Investors Trust

                 Annual Meeting of Shareholders - March 18, 1999
                This Proxy is Solicited on Behalf of the Trustees

The undersigned hereby appoints ANNE C. HODSDON, SUSAN S. NEWTON AND JAMES S. STOKOWSKI, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the annual meeting of shareholders of John Hancock Investors Trust to be held at the offices of the Trust, located on the 2nd floor at 101 Huntington Avenue, Boston, Massachusetts 02199, on March 18, 1999 at 9:00 a.m., Eastern time, and at any adjournment of the meeting. All proxies previously given by the undersigned for this meeting are hereby revoked.

PLEASE VOTE, DATE AND SIGN REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name(s) appear(s) on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who must state his or her title. If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?

-------------------------------

-------------------------------

--------------------------------


Mark box at right if an address change has been noted on the reverse side of this card. ____


1.)      ELECTION OF TRUSTEES

         Nominees: D. Aronowitz, S. Brown, E. Boudreau, Jr., R. Chapman, Jr., W. Cosgrove, D. Costle, L. Erdahl, R.
Farrell, G. Fosler, W. Glavin, A. Hodsdon, J. Moore, P. McGill Peterson, J. Pratt and R. Scipione.

                                    [  ]   For            [  ]   Withhold         [  ]   For All Except
                                           ---                   --------                --------------

If you do not wish to direct the voting of your shares "For" a particular nominee, mark the "For All Except" Box and strike a line through the nominee(s) name. Your shares will be voted for the remaining nominee(s).


2.) Proposal to ratify the selection of Ernst & Young LLP as auditor for the fiscal year ending December 31, 1999.

                                    [  ]   For            [  ]   Against          [  ]   Abstain
                                           ---                   -------                 -------

Specify your vote by check marks in the appropriate spaces. If no specification is made, this proxy will be voted for the nominees named in the proxy statement and in favor of proposal 2. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to other matters which may properly come before the meeting.

RECORD DATE SHARES:

Please be sure to sign and date this proxy.          Date

Shareholder sign here                                Co-owner sign here

                                February 5, 1999

John Hancock Investors Trust
John Hancock Income Securities Trust

Dear Fellow Shareholder:

As an investor in one of the funds listed above, you are cordially invited to attend the annual shareholder meeting on Thursday, March 18, 1999 at 9:00 a.m. Eastern time, to be held at John Hancock Funds, 101 Huntington Avenue, Boston, MA 02199.

Both of the proposals set forth in the enclosed proxy statement are routine items. A routine item is one that occurs annually and makes no fundamental changes to the Fund's policies, investment objectives, or investment management contract.

Elect Your Fund's Board of Trustees
Proposal number one asks you to elect fifteen Trustees to serve until their respective successors are elected and qualified. Background information relative to each nominee is included in the proxy statement. We invite you to acquaint yourself with these individuals.


Ratify the Trustees  Selection of Accountants
Proposal number two asks you to ratify the Trustees' selection of Ernst & Young LLP as the Fund's auditors for the current fiscal year ending December 31, 1999.


Your Vote is Important!
Please complete the enclosed proxy ballot form, sign it and mail it to us immediately. For your convenience, a postage paid return envelope has been provided. A prompt response will avoid the cost of additional mailings at your Fund's expense.

If you have any questions, please call 1-800-426-5523, Monday through Friday between 8:30 a.m. and 5:00 p.m. Eastern time.

Thank you in advance for your prompt action on this very important matter.


                                                  Sincerely,

                                                  /s/Edward J. Boudreau, Jr.
                                                  --------------------------
                                                  Edward J. Boudreau, Jr.
                                                  Chairman and CEO
P56XL